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                                                         Exhibit 10.122a
                                                         Tiffany & Co.
                                                         Report on Form 10-K
                                                         Fiscal 1998

                                 AMENDMENT NO. 1

      This Amendment No. 1 to that certain Guarantee dated April 3, 1996 (the "Guarantee"), from Tiffany & Co. ("Guarantor") in respect of certain obligations of Tiffany & Co. Japan Inc., Japan Branch ("Borrower") to American Family Life Assurance Company of Columbus, Japan Branch ("Lender") is made as of the 18th day of November, 1998.

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings assigned to them in the Guarantee.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, Lender and Borrower hereby agree as follows:

      1. Effective April 3, 1996, clauses (ii) through (v), inclusive, of
Section 13(m) of the Guarantee are hereby deleted in their entirety and the following inserted in their place:

            (ii) Indebtedness owed:

                  (A) from a Subsidiary of the Guarantor to the Guarantor:

                  (B) from the Guarantor to a Subsidiary of the Guarantor;

                  (C) from one Subsidiary of the Guarantor to another;

                  (D) by a Subsidiary of the Guarantor under a guarantee
            incurred by such Subsidiary on behalf of another Subsidiary of the Guarantor or the Guarantor;

            (iii) Any Indebtedness of the Guarantor;

            (iv) Indebtedness of the Borrower (other than Indebtedness permitted under clause (ii) above or clause (v) below), up to the maximum aggregate principal amount of JP(Y)10,450,000,000;

            (v) Indebtedness of up to the maximum aggregate principal amount of US$160,000,000 arising under that certain Credit Agreement dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers thereto, the Lenders party thereto, The Bank of New York, as


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      Issuing Bank and Swing Line Lender, The Bank of New York, as Arranging
      Agent, and The Bank of New York, as Administrative Agent, as such may be amended and supplemented from time to time; and

                  (vi) Any other Indebtedness of Subsidiaries of the Guarantor not otherwise permitted under sub-sections (i) through (v) above up to the maximum aggregate principal amount outstanding at any one time of US$10,000,000.

      2. From and after the date hereof, when the Guarantor shall deliver to the Lender its financial statements pursuant to Section 13(a)(i) or (ii) of the Guarantee, the Guarantor shall also provide the Lender with a certificate signed by an officer of and on behalf of the Guarantor certifying that it complied with the covenants set forth in the Guarantee as of the date of the relevant financial statements, or if it failed to comply with any of the covenants set forth in Section 13 as of such date, describing such non-compliance in reasonable detail, in each case accompanied by calculations in reasonable detail of its performance under Sections 13(i), (j) and (m) of the Guarantee.

      3. Each of the Borrower and Guarantor hereby (a) reaffirms and admits the validity, enforceability and continuation of the Agreement and the Guarantee, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations thereunder.

      4. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      5. This Amendment shall be governed by and interpreted in accordance with the laws of Japan and hereby incorporates the provisions of Sections 16(a) and 16(b) of the Guarantee.

      The parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                        TIFFANY & CO.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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                                        TIFFANY & CO. JAPAN INC., JAPAN BRANCH

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        AMERICAN FAMILY LIFE ASSURANCE OF
                                        COLUMBUS, JAPAN BRANCH


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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